EXHIBIT (G)

                               Custodian Agreement




                                CUSTODY AGREEMENT


         AGREEMENT, dated as of December ___, 1998 between Conseco Series Trust ("Fund"), on behalf of each of the series listed on Appendix I (each a "Portfolio") and The Bank of New York ("Custodian").

                                    ARTICLE I
                                   DEFINITIONS

         Whenever used in this Agreement, the following words shall have the meanings set forth below:

         1. "AUTHORIZED PERSON" shall be any person, whether or not an officer or employee of Fund, duly authorized by Fund to give Oral and/or Written Instructions on behalf of Fund, such persons to be designated in a Certificate of Authorized Persons which contains a specimen signature of such person.

         2. "BNY AFFILIATE" shall mean any office, branch or subsidiary of The Bank of New York Company, Inc.

         4. "BOOK-ENTRY SYSTEM" shall mean the Federal Reserve/Treasury book-entry system for receiving and delivering securities, its successors and nominees.

         5. "BUSINESS DAY" shall mean any day on which Custodian, Book-Entry System and relevant Depositories are open for business.

         6. "DEPOSITORY" shall include the Depository Trust Company, the Participants Trust Company, Euro-clear, Cedel, S.A. and any other securities depository or clearing agency (and their respective successors and nominees) registered with the U.S. Securities and Exchange Commission or otherwise authorized to act as a securities depository or clearing agency.

         7. "FOREIGN SECURITIES" shall include, without limitation, securities issued by a government other than the United States government or a corporation or other entity organized under the laws of any country other than the United States and the securities issued by the United States government or by a state or political subdivision thereof or by an agency thereof or by any entity organized under the laws of the United States or of any state thereof which have been issued and sold primarily outside the United States.

         8. "ORAL INSTRUCTIONS" shall mean verbal instructions received by Custodian from an Authorized Person or from a person reasonably believed by Custodian to be an Authorized Person.

         9. "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York.

         10. "SECURITIES" shall include, without limitation, securities held in the Book-Entry System or at a Depository, Foreign Securities, common stock and other equity securities, bonds, debentures and other debt securities, notes, mortgages or other obligations, and any instruments representing rights to receive, purchase, or subscribe for the same, or representing any other rights or interests therein.

         11. "WRITTEN INSTRUCTIONS" shall mean any notices, instructions or other instruments in writing received by Custodian from an Authorized Person or from a person reasonably believed by Custodian to be an Authorized Person by letter, telex, facsimile or electronic transmission, Custodian's on-line communication system, or any other method whereby Custodian is able to verify with a reasonable degree of certainty the identity of the sender of such communications or the sender is required to provide a password or other identification code.

                                   ARTICLE II
                       APPOINTMENT OF CUSTODIAN; ACCOUNTS;
                         REPRESENTATIONS AND WARRANTIES

         1. Fund, on behalf of each Portfolio, hereby appoints Custodian as custodian of all Securities and cash at any time delivered to Custodian during the term of this Agreement.

         (a) Fund, on behalf of each Portfolio, authorizes Custodian to hold. Securities in registered form in its name or the name of its nominees. Custodian hereby accepts such appointment and agrees to establish and maintain one or more securities accounts and cash accounts in the name of Fund (collectively, the "Account") in which it will hold.
Securities and cash as provided herein.

         (b) The Account shall constitute a "securities account" within the meaning of Section 8-501 of the UCC, and Custodian agrees that all Securities and other assets (other than money) of the Series that are credited to the Account shall constitute "financial assets," as such term is


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defined in  Section  8-102(a)(9)  of the UCC.  Except as  specified  in the next sentence, the Fund shall have a "security entitlement," as that term is defined in Section 8-102(a)(17) the UCC, with Custodian with respect to such financial assets. To the extent that any financial assets are registered in the name of, payable to the order of, or specially endorsed to the Fund and have not been endorsed to Custodian (or if applicable, the Book Entry System or the Depository) or in blank, Custodian shall hold such financial assets in the Account as custodian and bailee for and on behalf of the Fund in accordance with the terms of this Agreement.

         2. Fund hereby represents and warrants, which representations and warranties shall be continuing and shall be deemed to be reaffirmed upon each Oral or Written Instruction given by Fund, on behalf of a Portfolio, that:

         (a) Fund is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder;

         (b) This Agreement has been duly authorized, executed and delivered by Fund, constitutes a valid and legally binding obligation of Fund, enforceable in accordance with its terms, and no statute, regulation, rule, order, judgment or contract binding on Fund prohibits Fund's execution or performance of this Agreement;

         (c) Either a Portfolio owns the. Securities in the Account free and clear of all liens, claims, security interests and encumbrances (except those granted herein) or, if the. Securities are owned beneficially by others, a Portfolio has the right to pledge such Securities to the extent necessary to secure that Portfolio's obligations hereunder, free of any right of redemption or prior claim by the beneficial owner. Custodian's security interest pursuant to Article V hereof shall be a first lien and security interest subject to no setoffs, counterclaims or other liens prior to or on a parity with it in favor of any other party (other than specific liens granted preferred status by statute), and Fund shall take any and all reasonable additional steps which Custodian requires to assure itself of such priority and status, including notifying third parties or obtaining their consent to, Custodian's security interest; and

         (d) Fund undertakes to comply with all applicable requirements of any laws, rules, regulations and governmental authorities having jurisdiction over Fund and its business.

         3. Custodian hereby represents and warrants, which representations and warranties shall be continuing and shall be deemed to be reaffirmed upon each Oral or Written Instruction received by Custodian, that:

         (a) Custodian is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder; and

         (b) This Agreement has been duly authorized, executed and delivered by Custodian, constitutes a valid and legally binding obligation of Custodian, enforceable in accordance with its terms, and no statute, regulation, rule, order, judgment or contract binding on Custodian prohibits Custodian's execution or performance of this Agreement; and

         (c) Custodian undertakes to comply with all applicable requirements of any laws, rules, regulations and governmental authorities having jurisdiction with respect to the duties to be performed by Custodian pursuant to this Agreement.

                                   ARTICLE III
                          CUSTODY AND RELATED SERVICES

         1. Subject to the terms hereof, Fund hereby authorizes Custodian to hold any Securities received by it from time to time for a Portfolio's account.

         (a) Custodian  shall be entitled to utilize the  Book-Entry  System and
Depositories to the extent possible in connection with its performance hereunder. Securities and cash deposited by Custodian in the Book-Entry System or a Depository will be held subject to the rules, terms and conditions of the Book-Entry System or such Depository. Custodian shall identify on its books and records the. Securities and cash belonging to each Portfolio, whether held directly or indirectly through the Book-Entry System or a Depository. Securities and cash of each Portfolio deposited in the Book-Entry System or a Depository will be represented in accounts which include only assets held by Custodian for its customers.

         (b) Customer hereby authorizes Custodian to appoint one or more banking institutions located outside of the United States as its subcustodian or correspondent (each a "Foreign Subcustodian") in connection with the purchase, sale or custody of a Portfolio's Foreign Securities.

         2. Custodian shall furnish Fund with (a) an advice of daily transactions, (b) a monthly statement summarizing all transactions and entries for each Portfolio's Account, including all cash deposits and disbursements, and listing all Securities in the Account, and (c) such periodic and special reports as may be mutually agreed.

         3. With respect to all Securities held in the Account, Custodian shall, unless otherwise instructed to the contrary in writing:

         (a) Receive and deposit all income, interest, dividends and other payments and advise Fund as promptly as practicable of any such


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amounts due but not paid;

         (b) Present for payment and receive the amount paid upon all Securities which may mature or be called, redeemed, retired or otherwise presented for payment and advise Fund as promptly as practicable of any such amounts due but not paid;

         (c) Forward to Fund copies of all information or documents that it may receive from an issuer of Securities which, in the reasonable opinion of Custodian, are intended for the beneficial owner of Securities;

         (d) Execute, as custodian, any certificates of ownership, affidavits, declarations or other certificates under any tax laws now or hereafter in effect in connection with the collection of bond and note coupons;

         (e) Hold directly, or through the Book-Entry System, a Depository or Foreign Subcustodian, all rights and similar. Securities including stock distributions and dividends issued with respect to any Securities credited to the Account hereunder; and

         (f) Endorse and deposit for collection checks, drafts or other negotiable instruments.

         4. (a) Whenever Securities (including, but not limited to, warrants, options, tenders, options to tender or non-mandatory puts or calls) confer optional rights on Fund or provide for discretionary action or alternative courses of action by Fund, Fund shall be responsible for making any decisions relating thereto and for directing Custodian to act. In order for Custodian to act, it must receive Fund's Written Instructions at Custodian's offices, addressed as Custodian may from time to time reasonably request, not later than noon (New York time) at least two (2) Business Days prior to the last scheduled date to act with respect to such Securities (or such earlier date or time as Custodian may notify Fund). If Custodian provides such notification to Fund less than two Business Days prior to the last scheduled date to act with respect to such Securities, Fund agrees to direct Custodian regarding the action to be taken promptly upon receipt. Upon receipt of Written Instructions, Custodian will exchange Securities held hereunder for other Securities and/or cash in connection with any conversion privilege, reorganization, recapitalization, redemption in kind, consolidation, tender offer or exchange offer, or any exercise or subscription, purchase or other similar rights represented by Securities. Absent Custodian's timely receipt of such Written Instructions, Custodian shall not be liable for failure to take any action relating to or to exercise any rights conferred by such Securities.

         (b) Custodian shall notify Fund as promptly as practicable under the circumstances of such rights or discretionary actions or of the date or dates by when such rights must be exercised or such action must be taken provided that Custodian has received, from the issuer or the relevant Depository, timely notice of such rights or discretionary corporate action or of the date or dates such rights must be exercised or such action must be taken. Absent actual receipt of such notice, Custodian shall have no liability for failing to so notify Fund.

         5. All voting rights with respect to Securities, however registered, shall be exercised by Fund or its designee. Custodian's only duty shall be to mail to Fund any documents (including proxy statements, annual reports and signed proxies) relating to the exercise of such voting rights as promptly as practicable under the circumstances.

         6. Custodian shall as promptly as practicable under the circumstances advise Fund upon its notification of the partial redemption, partial payment or other action affecting less than all Securities of the relevant class. If Custodian or Depository holds any Securities in which a Portfolio has an interest as part of a fungible mass, Custodian or Depository may select the Securities to participate in such partial redemption, partial payment or other action in any non-discriminatory manner that it customarily uses to make such selection.

         7. Custodian shall not under any circumstances accept bearer interest coupons which have been stripped from United States federal, state or local government or agency securities unless explicitly agreed to by Custodian in writing.

         8. For the purpose of settling purchases of Foreign Securities and foreign exchange transactions, the applicable Portfolio shall provide Custodian with sufficient immediately available funds for all transactions by such time and date as local conditions in the relevant market dictate.

         (a) As used herein "sufficiently immediately available funds" shall mean either (i) sufficient United States currency to purchase the necessary foreign currency, or (ii) sufficiency applicable foreign currency, to settle the transaction. Custodian shall provide Fund with immediately available funds each day which result from the actual settlement of all sale transactions, based upon advices received by Custodian from its Foreign Subcustodians and Depositories. Such funds shall be in United States dollars or such other currency as the Fund may specify to Custodian.

         (b) Custodian is authorized to enter into spot or forward foreign currency exchange transactions in connection with transactions in Foreign Securities, or as otherwise may be requested by Fund and agreed to by Custodian. Such contracts may be entered with Custodian or a BNY Affiliate acting as principal or otherwise through customary banking channels. All expenses and risks incident to the collection and conversion of currencies (including rate fluctuations) shall be assumed by the applicable Portfolio.

         10. Custodian is authorized to deliver or caused to be delivered Securities against payment or other consideration or written receipt for the exchange of interim receipts or temporary Securities for definitive Securities and for transfer of Securities into the Account, or for exchange of Securities for a different number of bonds, certificates, or other evidence, representing the same aggregate face amount or number of units bearing


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the same interest rate, maturity date and call provisions.

                                   ARTICLE IV
                        PURCHASE AND SALE OF SECURITIES;
                               CREDITS TO ACCOUNT

         1. Promptly after each purchase or sale of Securities by a Portfolio, Fund shall deliver to Custodian Written Instructions specifying all information necessary for Custodian to settle such purchase or sale. Custodian shall account for all purchases and sales of Securities on the actual settlement date unless otherwise agreed by Custodian.

         2. Custodian is instructed to settle all transactions involving Securities (other than Foreign Securities) in accordance with street delivery custom. Fund understands that when Custodian is instructed to deliver Securities against payment, delivery of such Securities and receipt of payment therefor may not be completed simultaneously. Fund assumes full responsibility for all credit risks involved in connection with Custodian's delivery of Securities pursuant to instructions of Fund.

         3. Custodian may, as a matter of bookkeeping convenience or by separate agreement with Fund, credit the Account with the proceeds from the sale, redemption or other disposition of Securities or interest, dividends or other distributions payable on Securities prior to its actual receipt of final payment therefor. All such credits shall be conditional until Custodian's actual receipt of final payment and may be reversed by Custodian to the extent that final payment is not received. Payment with respect to a transaction will not be "final" until Custodian shall have received immediately available funds which under applicable law or rule are irreversible and not subject to any security interest, levy or other encumbrance, and which are specifically applicable to such transaction.

         4. Upon Fund's Oral or Written Instructions, Custodian shall purchase or sell Securities and is authorized to utilize any broker or agent in connection with any such transactions, including BNY Affiliates. Custodian shall not be liable for the acts or omissions of any such broker or agent, other than a BNY Affiliate.

         5. Provided that Custodian has acted without negligence, Custodian shall have no obligation, and shall not be liable, for any loss or damage whatsoever, resulting from its failure to settle any Security transaction where the rules of a Depository prevent the receipt or delivery of such Security (i.e., that the Security has been "chilled"). Custodian may, but is not obligated to, attempt to utilize alternative methods of delivering Securities from time to time offered by a Depository.

                                    ARTICLE V
                           OVERDRAFTS OR INDEBTEDNESS

         If Custodian in its sole discretion advances funds to a Portfolio which results in an overdraft in the Account (including, without limitation, overdrafts incurred in connection with the settlement of securities transactions or funds transfers) or if a Portfolio is for any other reason indebted to Custodian in connection with this Agreement, such overdraft or indebtedness shall be deemed to be a loan made by Custodian to Portfolio payable on demand and shall bear interest from the date incurred at Custodian's prime commercial lending rate as publicly announced to be in effect from time to time, such rate to be adjusted on the effective date of any change in such rate. In order to secure repayment of a Portfolio's obligations to Custodian hereunder, Fund hereby agrees that Custodian shall have a continuing lien and security interest in, and right of set-off against, all Securities, money and other property now or hereafter held in the Account (including proceeds thereof), and any other property at any time held by it for the account of that Portfolio, provided that the lien, security interest and right of set-off shall at all times be enforceable only to the extent of the advance, overdraft or indebtedness. In this regard, Custodian shall be entitled to all the rights and remedies of a pledgee under common law and a secured party under the New York Uniform Commercial Code and any other applicable laws, rules or regulations as then in effect.

                                   ARTICLE VI
                              CONCERNING CUSTODIAN

         1. (a) Custodian shall exercise reasonable care in performing its obligations hereunder and except as otherwise expressly provided herein, Custodian shall not be liable for any costs, expenses, damages, liabilities or claims including attorneys' and accountants' fees (collectively, "Losses") incurred by or asserted against Fund or Portfolio, except those Losses arising out of the bad faith, negligence or willful misconduct of Custodian. Custodian shall have no obligation hereunder for Losses which are sustained or incurred by reason of any action or inaction by the Book-Entry System or any Depository, unless such action or inaction is caused by the negligence or willful misconduct of Custodian. With respect to any Losses incurred by Fund or a Portfolio as a result of the acts or the failure to act by any foreign Subcustodian, Custodian shall take appropriate action to recover such Losses from such Foreign Subcustodian (exclusive of costs and expenses incurred by Custodian). In no event shall Custodian be liable to Fund or any third party for special, indirect or consequential damages, or lost profits or loss of business, arising in connection with this Agreement.

         (b) Fund agrees to indemnify Custodian and hold Custodian harmless from and against any and all Losses sustained or incurred by or asserted against Custodian by reason of or as a result of any action or inaction, or arising out of Custodian's performance hereunder, including reasonable fees and expenses of counsel incurred by Custodian in a successful defense of claims by Fund; provided, that Fund shall not indemnify Custodian for those Losses arising out of Custodian's bad faith, negligence or willful misconduct. This indemnity shall continue and shall be


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binding on Fund's  successors and assigns under the same terms and be subject to the same limitations, even after the termination of this Agreement.

         2. Without limiting the generality of the foregoing, Custodian shall not obligated to inquire into, and shall not be liable for, the validity of any Securities purchased or sold by a Portfolio, the legality of their purchase or sale, the propriety of the amount paid therefor upon purchase or sale, or any actions of third parties with respect to the negotiability of Securities.

         3. Custodian may, with respect to questions of law specifically regarding the Account, obtain the advice of counsel (at its own expense) and may reasonably rely in good faith and act reasonably in conformity with such advice.

         4. Custodian shall be under no obligation to take action to collect any amount payable on Securities in default, or if payment is refused after due demand and presentment, but shall notify Fund as promptly as practicable under the circumstances of such default or refusal to pay.

         5. Custodian shall have no duty or responsibility to inquire into, make recommendations, supervise, or determine the suitability of any transactions affecting any Account.

         6. Fund shall pay to Custodian the fees and charges set forth on the Fee Schedule attached hereto (or as may be agreed upon from time to time), and shall reimburse Custodian for all costs associated with the conversion of Fund's Securities hereunder and the transfer of Securities and records kept in connection with this Agreement. Fund shall also reimburse Custodian for out-of-pocket expenses as agreed. Custodian may debit the Account for amounts payable hereunder which remain in arrears for over 60 days.

         7. Custodian shall be entitled to reasonably rely upon any Written or Oral Instruction actually received by Custodian and reasonably believed by Custodian to be duly authorized and delivered. Fund agrees to forward to Custodian Written Instructions confirming Oral Instructions by the close of business of the same day that such Oral Instructions are given to Custodian. Fund agrees that the fact that such confirming Written Instructions are not received or that contrary Written Instructions are received by Custodian after Custodian has acted upon Oral Instructions shall in no way affect the validity or enforceability of transactions authorized by such Oral Instructions and effected by Custodian. If Fund elects to transmit Written Instructions through an on-line communication system offered by Custodian, Fund's use thereof shall be subject to the Terms and Conditions attached hereto as Appendix II.

         8. To the extent that Custodian has agreed to provide pricing or other information services in connection with this Agreement, Custodian is authorized to utilize any vendor (including brokers and dealers of Securities) reasonably believed by Custodian to be reliable to provide such information. Custodian shall not be liable for any loss, damage or expense incurred as a result of errors or omissions of such pricing information service, broker or dealer.

         9. Upon reasonable request, Fund shall have access to Custodian's books and records relating to the Account during Custodian's normal business hours. Upon reasonable request, copies of any such books and records shall be provided to Fund at Fund's expense.

         10. It is understood that Custodian is authorized to supply any information regarding the Account which is required by any law, regulation or rule now or hereafter in effect.

         11. Custodian shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions; it being understood that Custodian shall use its best efforts to resume performance as soon as practicable under the circumstances.

         12. Custodian may enter into subcontracts, agreement and understanding with any BNY Affiliate whenever and on such terms and conditions as it deems necessary or appropriate to perform its services hereunder. No such subcontract, agreement or understanding shall discharge Custodian from its obligations hereunder.

         13. Custodian shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Agreement, and no covenant or obligation shall be implied against Custodian in connection with this Agreement.

                                   ARTICLE VII
                                   TERMINATION

         Either party may terminate this Agreement (with respect to one or more Portfolios or in the entirety) by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than sixty (60) days after the date of such notice. Upon termination hereof, applicable
Portfolio(s) shall pay to Custodian such compensation as may be due to Custodian, and shall likewise reimburse Custodian for other amounts payable or reimbursable to Custodian hereunder. Custodian shall follow such reasonable Written Instructions concerning the transfer of custody of records, Securities and other items as Fund shall give; provided, that (a) Custodian shall have no liability for shipping and insurance costs associated therewith, and (b) full payment shall have been made to Custodian of its compensation, costs, expenses and other amounts to which it is entitled hereunder.



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         (a) In the event  termination  notice is given by the Fund, it shall be accompanied by a copy of a resolution of the Board of Trustees of the Fund, certified by the Secretary, or any Assistant Secretary electing to terminate this Agreement and designating a successor custodian or custodians, each of which shall be a bank or trust company having not less than $2,000,000 aggregate capital, surplus and undivided profits. In the event such notice is given by the Custodian, the Fund shall, on or before the termination date, deliver to the Custodian a copy of a resolution of the Board of Trustees of the Fund, certified by the Secretary, or any Assistant Secretary designating a successor custodian or custodians. In the absence of such designation by the Fund, the Custodian may designate a successor custodian which shall be a bank or trust company having not less than $2,000,000 aggregate capital, surplus and undivided profits. Upon the date set forth in such notice this Agreement shall terminate, and the Custodian shall upon receipt of a notice of acceptance by the successor custodian on that date deliver directly to the successor custodian all Securities and moneys then owned by the Fund and held by it as Custodian, after deducting all fees, expenses and other amounts for the payment of reimbursement of which it shall then be entitled.

         (b) If a successor custodian is not designated by the Fund or the Custodian in accordance with the preceding paragraph, the Fund shall upon the date specified in the notice of termination of this Agreement and upon the delivery by the Custodian of all Securities (other than Securities held in the Book-Entry System which cannot be delivered to the Fund) and moneys then owned by the Fund be deemed to be its own custodian and the Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities held in the Book Entry System which cannot be delivered to the Fund to hold such Securities hereunder in accordance with this Agreement.

         (c) Notwithstanding the foregoing, the Fund may terminate this Agreement upon the date specified in a written notice in the event of the bankruptcy of the Custodian, or any other event that the Fund reasonably believes materially adversely affects the continued financial viability of the Custodian.

         (d) Upon termination of this Agreement, except as otherwise provided herein, all obligations of the parties to each other hereunder shall cease.

                                  ARTICLE VIII
                                 CONFIDENTIALITY

         Custodian agrees to keep confidential all records of Fund and all information relating to Fund and its shareholders ("Material"), except that the following information shall not be subject to the foregoing confidentiality requirement: (i) Material in the public domain at the time of disclosure, (ii) Material required to be disclosed by subpoena or similar process or applicable law or regulations or to any regulatory or administrative body or commission to whose jurisdiction Custodian may be subject, (iii) Material that becomes available to Custodian on a non-confidential basis from a source not known by Custodian to owe a duty of confidentiality to Fund, and (iv) Material disclosed in connection with any litigation or dispute involving Fund and Custodian.

                                   ARTICLE IX
                                DISASTER RECOVERY

         Custodian shall use commercially reasonable efforts to enter into and maintain with appropriate parties such arrangements as Custodian in its sole discretion determines are reasonable to provide for emergency use of electronic data processing equipment. In the event of equipment failure, Custodian shall, at no additional expense to Fund, take such steps that Custodian in its sole discretion determines are reasonable under the circumstances to minimize service interruptions.

                                    ARTICLE X
                                  MISCELLANEOUS

         1. Fund agrees to furnish to Custodian a new Certificate of Authorized Persons in the event of any change in the then present Authorized Persons. Until such new Certificate is received, Custodian shall be fully protected in acting upon Oral Instructions and Written Instructions of such present Authorized Persons.

         2. Any notice or other instrument in writing, authorized or required by this Agreement to be given to Custodian, shall be sufficiently given if addressed to Custodian and received by it at its offices at 90 Washington Street, New York, New York 10286, ATTENTION: Mutual Funds Administration, or at such other place as Custodian may from time to time designate in writing.

         3. Any notice or other instrument in writing, authorized or required by this Agreement to be given to Fund shall be sufficiently given if addressed to Fund and received by it at its offices at Conseco, Attention: Treasury, 11825 N. Pennsylvania, Carmel, Indiana 46032, or at such other place as Fund may from time to time designate in writing.

         4. Each and every right granted to either party hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of either party to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by either party of any right preclude any other or future exercise thereof or the exercise of any other right.

         5. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby. This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by either party without the written consent of the other, except as express provided herein.

         6. This Agreement shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof. Fund and Custodian hereby consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder.

         7. The parties hereto agree that in performing hereunder, Custodian is acting solely on behalf of Fund and no contractual or service relationship shall be deemed to be established hereby between Custodian and any other person.

         8. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

         9. This Agreement, or any term thereof, may be changed or waived only by written amendment, signed by the party against whom enforcement of such change or waiver is sought.

         10. Notwithstanding any other provision of this Agreement, the parties agree that the assets and liability of each Portfolio are separate and distinct from the assets and liabilities of each other Portfolio and that no Portfolio shall be liable or shall be charged for any debt, obligation or liability of any other Portfolio.

         11. The parties agree that neither the shareholders, trustees, officers, employees nor any agent of the Fund shall be liable hereunder and that the parties to this Agreement other than the Fund shall look solely to the Fund property for the performance of this Agreement or payment of any claim under this Agreement.

         IN WITNESS WHEREOF, Fund and Custodian have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

                             CONSECO SERIES TRUST, on behalf of each Portfolio


                             By:
                                ------------------------------------

                             Title:


                              THE BANK OF NEW YORK


                             By:
                                ------------------------------------

                             Title:

                                   APPENDIX I
              LIST OF SERIES OF CONSECO SERIES TRUST ("PORTFOLIOS")










                               CONSECO SERIES TRUST, on behalf of each Portfolio


Date:                          By:
     --------                     ------------------------------------

                               Title:


                               THE BANK OF NEW YORK


Date:                          By:
     -------                      ------------------------------------

                               Title:

                                   APPENDIX II

                              THE BANK OF NEW YORK
                  ON-LINE COMMUNICATIONS SYSTEM (THE "SYSTEM")

                              TERMS AND CONDITIONS

         1. LICENSE; USE. Upon delivery to Fund of software enabling Fund to obtain access to the System (the "Software"), Custodian grants to Fund a personal, nontransferable and nonexclusive license to use the Software solely for the purpose of transmitting Written Instructions, receiving reports, making inquiries or otherwise communicating with Custodian in connection with the Account(s). Fund shall use the Software solely for its own internal and proper business purposes and not in the operation of a service bureau. Except as set forth herein, no license or right of any kind is granted to Fund with respect to the Software. Fund acknowledges that Custodian and its suppliers retain and have title and exclusive proprietary rights to the Software, including any trade secrets or other ideas, concepts, know-how, methodologies, or information incorporated therein and the exclusive rights to any copyrights, trademarks and patents (including registrations and applications for registration of either), or other statutory or legal protections available in respect thereof. Fund further acknowledges that all or a part of the Software may be copyrighted or trademarked (or a registration or claim made therefor) by Custodian or its suppliers. Fund shall not take any action with respect to the Software inconsistent with the foregoing acknowledgments, nor shall Fund attempt to decompile, reverse engineer or modify the Software. Fund may not copy, sell, lease or provide, directly or indirectly, any of the Software or any portion thereof to any other person or entity without Custodian's prior written consent. Fund may not remove any statutory copyright notice or other notice included in the Software or on any media containing the Software. Fund shall reproduce any such notice on any reproduction of the Software and shall add any statutory copyright notice or other notice to the Software or media upon Custodian's request.

         2. EQUIPMENT. Fund shall obtain and maintain at its own cost and expense all equipment and services, including but not limited to communications services, necessary for it to utilize the Software and obtain access to the System, and Custodian shall not be responsible for the reliability or availability of any such equipment or services.

         3. PROPRIETARY INFORMATION. The Software, any data base and any proprietary data, processes, information and documentation made available to Fund (other than which are or become part of the public domain or are legally required to be made available to the public) (collectively, the "Information"), are the exclusive and confidential property of Custodian or its suppliers. Fund shall keep the Information confidential by using the same care and discretion that Fund uses with respect to its own confidential property and trade secrets, but not less than reasonable care. Upon termination of the Agreement or the Software license granted herein for any reason, Fund shall return to Custodian any and all copies of the Information which are in its possession or under its control.

         4. MODIFICATIONS. Custodian reserves the right to modify the Software from time to time and Fund shall install new releases of the Software as Custodian may direct. Fund agrees not to modify or attempt to modify the Software without Custodian's prior written consent. Fund acknowledges that any modifications to the Software, whether by Fund or Custodian and whether with or without Custodian's consent, shall become the property of Custodian.

         5. NO REPRESENTATIONS OR WARRANTIES. CUSTODIAN AND ITS MANUFACTURERS AND SUPPLIERS MAKE NO WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE SOFTWARE, SERVICES OR ANY DATABASE, EXPRESS OR IMPLIED, IN FACT OR IN LAW, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A
PARTICULAR PURPOSE. FUND ACKNOWLEDGES THAT THE SOFTWARE, SERVICES AND ANY DATABASE ARE PROVIDED "AS IS." IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ANY DAMAGES, WHETHER DIRECT, INDIRECT SPECIAL, OR CONSEQUENTIAL, WHICH FUND MAY INCUR IN CONNECTION WITH THE SOFTWARE, SERVICES OR ANY DATABASE, EVEN IF CUSTODIAN OR SUCH SUPPLIER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ACTS OF GOD, MACHINE OR COMPUTER BREAKDOWN OR MALFUNCTION, INTERRUPTION OR MALFUNCTION OF COMMUNICATION FACILITIES, LABOR DIFFICULTIES OR ANY OTHER SIMILAR OR DISSIMILAR CAUSE BEYOND THEIR REASONABLE CONTROL.

         6. SECURITY; RELIANCE; UNAUTHORIZED USE. Fund will cause all persons utilizing the Software and System to treat all applicable user and authorization codes, passwords and authentication keys with extreme care. Custodian is hereby irrevocably authorized to act in accordance with and rely on Written Instructions received by it through the System. Fund acknowledges that it is its sole responsibility to assure that only Authorized Persons use the System and that Custodian shall not be responsible nor liable for any unauthorized use thereof.

         7. SYSTEM ACKNOWLEDGMENTS. Custodian shall acknowledge through the System its receipt of each transmission communicated through the System, and in the absence of such acknowledgment Custodian shall not be liable for any failure to act in accordance with such transmission and Fund may not claim that such transmission was received by Custodian.

         8. EXPORT RESTRICTIONS. EXPORT OF THE SOFTWARE IS PROHIBITED BY UNITED STATES LAW. FUND MAY NOT UNDER ANY CIRCUMSTANCES RESELL, DIVERT, TRANSFER, TRANSSHIP OR OTHERWISE DISPOSE OF THE SOFTWARE (IN ANY FORM) IN OR TO ANY OTHER COUNTRY. IF CUSTODIAN DELIVERED THE SOFTWARE TO FUND OUTSIDE OF THE UNITED STATES, THE SOFTWARE WAS EXPORTED FROM THE UNITED STATES IN ACCORDANCE WITH THE EXPORT ADMINISTRATION REGULATIONS. DIVERSION CONTRARY TO U.S. LAW IS PROHIBITED. Fund hereby authorizes Custodian to report its name and address to government agencies to which Custodian is required to provide such information by law.

                        CERTIFICATE OF AUTHORIZED PERSONS
                     (FUND - ORAL AND WRITTEN INSTRUCTIONS)


      The undersigned hereby certifies that he/she is the duly elected and acting ______________________ of _____________________________________________
(the "Corporation"), and further certifies that the following officers or employees of the Corporation have been duly authorized in conformity with the Corporation's Articles of Incorporation and By-Laws to deliver Oral and Written Instructions to The Bank of New York ("BNY") pursuant to the Custody Agreement between the Corporation and BNY dated _______________, and that the signatures appearing opposite their names are true and correct:



--------------------------                  ---------------------               ------------------------------
         Name                                     Title                                    Signature

--------------------------                  ---------------------               ------------------------------
         Name                                     Title                                    Signature

--------------------------                  ---------------------               ------------------------------
         Name                                     Title                                    Signature

--------------------------                  ---------------------               ------------------------------
         Name                                     Title                                    Signature

--------------------------                  ---------------------               ------------------------------
         Name                                     Title                                    Signature

--------------------------                  ---------------------               ------------------------------
         Name                                     Title                                    Signature

--------------------------                  ---------------------               ------------------------------
         Name                                     Title                                    Signature

--------------------------                  ---------------------               ------------------------------
         Name                                     Title                                    Signature

--------------------------                  ---------------------               ------------------------------
         Name                                     Title                                    Signature


         This certificate supersedes any certificate of authorized individuals you may currently have on file.


         [corporate                  ___________________________________________
            seal]
                                     Title:
                                      Date:

                                           CUSTODY ACCOUNT AGENCY AUTHORIZATION


    Reference is made to the Custody Agreement (the "Custody Agreement") dated as of ____________________ between ____________________________________________
("Fund") and The Bank of New York ("BNY").

    This is to advise BNY that for the account(s) identified below Fund has duly authorized the following investment managers (each, an "Investment Manager") to act as Fund's agent for the purpose of (a) delivering Oral and Written Instructions to BNY (as defined in the Custody Agreement), and/or (b) buying and selling foreign currency (on a spot and forward basis) and options to buy and sell foreign currency, as such purposes are designated below, and to confirm to BNY that all actions taken by BNY in reliance upon such authorization (whether in its capacity as custodian or counterparty) shall be binding on Fund.


INVESTMENT MANAGER                                     ACCOUNT TITLE/NUMBER              INST.             F/X

---------------------------------------              ------------------------           -----             -----


---------------------------------------              ------------------------           -----             -----


---------------------------------------              ------------------------           -----             -----


---------------------------------------              ------------------------           -----             -----


---------------------------------------              ------------------------           -----             -----


---------------------------------------              ------------------------           -----             -----


---------------------------------------              ------------------------           -----             -----


---------------------------------------              ------------------------           -----             -----





                                           -----------------------------------



         [corporate                       By
            seal]                           ----------------------------------
                                          Title:
                                          Date:

                        CERTIFICATE OF AUTHORIZED PERSONS
              (INVESTMENT MANAGER - ORAL AND WRITTEN INSTRUCTIONS)



Re:      Account Name:

         Account Number:



    The undersigned hereby certifies that he/she is the duly elected and acting ______________________ of _____________________________________________________
(the "Investment Manager"), and further certifies that the following officers or employees of the Investment Manager have been duly authorized in conformity with the Investment Manager's organizational documents to deliver oral and written instructions to The Bank of New York ("BNY") with respect to the above-referenced Account, and that the signatures appearing opposite their names are true and correct:

--------------------------                  ---------------------               ------------------------------
         Name                                       Title                                  Signature

--------------------------                  ---------------------               ------------------------------
         Name                                       Title                                  Signature

--------------------------                  ---------------------               ------------------------------
         Name                                       Title                                  Signature

--------------------------                  ---------------------               ------------------------------
         Name                                       Title                                  Signature

--------------------------                  ---------------------               ------------------------------
         Name                                       Title                                  Signature

--------------------------                  ---------------------               ------------------------------
         Name                                       Title                                  Signature

--------------------------                  ---------------------               ------------------------------
         Name                                       Title                                  Signature

--------------------------                  ---------------------               ------------------------------
         Name                                       Title                                  Signature

--------------------------                  ---------------------               ------------------------------
         Name                                       Title                                  Signature


         This certificate supersedes any certificate of authorized individuals you may currently have on file.


         [seal]
                                      ----------------------------------------

                                      Title:
                                      Date:

                        CERTIFICATE OF AUTHORIZED PERSONS
                            (FUND - FOREIGN EXCHANGE)


    The undersigned hereby certifies that he/she is the duly elected and acting ______________________ of _______________________________________________ (the
"Corporation"), and further certifies that the following officers or employees of the Corporation have been duly authorized in conformity with the Corporation's Articles of Incorporation and By-Laws to enter into contracts with The Bank of New York ("BNY") to buy and sell foreign currency (on a spot and forward basis) and options to buy and sell foreign currency on behalf of the Corporation or any Account ("F/X Transactions"), and that the signatures appearing opposite their names are true and correct:

--------------------------                  ---------------------               ------------------------------
         Name                                      Title                                   Signature

--------------------------                  ---------------------               ------------------------------
         Name                                      Title                                   Signature

-------------------------                  ---------------------               ------------------------------
         Name                                      Title                                   Signature

--------------------------                  ---------------------               ------------------------------
         Name                                      Title                                   Signature

--------------------------                  ---------------------               ------------------------------
         Name                                      Title                                   Signature


and further certifies that the following officers or employees of the Corporation have been duly authorized in conformity with the Corporation's Articles of Incorporation and By-Laws to confirm, orally and in writing, the terms of F/X Transactions entered with BNY, and that the signatures appearing opposite their names are true and correct:

--------------------------                  ---------------------               ------------------------------
         Name                                      Title                                   Signature

--------------------------                  ---------------------               ------------------------------
         Name                                      Title                                   Signature

--------------------------                  ---------------------               ------------------------------
         Name                                      Title                                   Signature

-------------------------                  ---------------------               -------------------------------
         Name                                      Title                                   Signature


         This certificate supersedes any certificate of authorized individuals you may currently have on file.


         [corporate
            seal]                    ------------------------------------------
                                     Title:
                                     Date:

                        CERTIFICATE OF AUTHORIZED PERSONS
                     (INVESTMENT MANAGER - FOREIGN EXCHANGE)


Re:      Account Name:

         Account Number:


    The undersigned hereby certifies that he/she is the duly elected and acting ______________________ of ______________________________________________________
(the "Investment Manager"), and further certifies that the following officers or employees of the Investment Manager have been duly authorized in conformity with the Investment Manager's organizational documents to enter into contracts with The Bank of New York ("BNY") to buy and sell foreign currency (on a spot and forward basis) and options to buy and sell foreign currency on behalf of the above-referenced Account ("F/X Transactions"), and that the signatures appearing opposite their names are true and correct:

--------------------------                  ---------------------               ------------------------------
         Name                                      Title                                   Signature

--------------------------                  ---------------------               ------------------------------
         Name                                      Title                                   Signature

-------------------------                  ---------------------               ------------------------------
         Name                                      Title                                   Signature

--------------------------                  ---------------------               ------------------------------
         Name                                      Title                                   Signature

--------------------------                  ---------------------               ------------------------------
         Name                                      Title                                   Signature

and further certifies that the following officers or employees of the Investment Manager have been duly authorized in conformity with the Investment Manager's organizational documents to confirm, orally and in writing, the terms of F/X Transactions entered by the Investment Manager with BNY, and that the signatures appearing opposite their names are true and correct:

--------------------------                  ---------------------               ------------------------------
         Name                                      Title                                   Signature

--------------------------                  ---------------------               ------------------------------
         Name                                      Title                                   Signature

-------------------------                  ---------------------               ------------------------------
         Name                                      Title                                   Signature


         This certificate supersedes any certificate of authorized individuals you may currently have on file.


         [seal]
                                     ----------------------------------
                                     Title:
                                     Date:

                                  CERTIFICATION




    The undersigned, ________________________, hereby certifies that he or she is the duly elected and acting _____________________________________________ of
___________________________________,  a  ____________________  corporation  (the
"Corporation"), and further certifies that the following resolution was adopted by the Board of Directors of the Corporation on ___________________, and that such resolution has not been modified or rescinded and is in full force and effect as of the date hereof:

                    RESOLVED, that the Corporation is hereby authorized to enter into any contracts to buy and sell foreign currency (on a spot and forward basis) and options to buy and sell foreign currency, whether pursuant to oral, telex, SWIFT, telecopier or electronic instructions or otherwise, and that The Bank of New York is hereby authorized to act and rely on any such instructions, as understood by it and believed by it to be genuine; and, in connection with any such transaction, any officer, employee or agent as designated by the Corporation may execute and deliver, in the name and on behalf of the Corporation, any and all agreements and confirmations containing any terms, conditions, representations, warranties, covenants, amendments, waivers, releases and instructions whatsoever and incur and pay any fees, costs, expenses, liabilities and claims, all without limitation.



         [seal]
                                                     ---------------------------
                                                     Secretary